                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 17, 2004
                                                 -------------------------------

                            ENERGY WEST, INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   MONTANA                          0-14183                  81-0141785
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

1 First Avenue South, Great Falls, Montana                      59401
--------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code     (406) 791-7500
                                                   -----------------------------

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit
          Plans

         On November 12, 2004, the Board of Directors of Energy West,
Incorporated (the "Company") approved a change in the recordkeeper of the Energy
West, Incorporated Reitrement Savings Plan (the "Plan") as part of the Company's effort to streamline employee benefits across the Company. There will be a blackout period ( the "Blackout Period") in which Plan participants will be temporarily unable to direct or diversify investments in their Plan accounts or obtain a loan or distribution of Company common stock, par value $.15 per share, from the Plan.

         On November 17, 2004, the Company sent a Notice of Blackout Period memorandum to its directors and executive officers informing them that a
Blackout Period is expected to be in effect beginning at 4:00 PM Eastern time on
November 17, 2004 and ending during the week of December 20, 2004. During the
Blackout Period and for a period of two years after the ending date of the
Blackout Period, a security holder or other interested person may obtain, without charge, the actual ending date of this Blackout Period by writing to
John C. Allen, Senior Vice President and General Counsel, Energy West,
Incorporated, 1 First Avenue South, Great Falls, Montana 59401.

         The memorandum was provided to the Company's directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission's Regulation BTR.
A copy of the memorandum is attached as Exhibit 99.1 to this Current Report on
Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibit is filed herewith:

          99.1 Notice of Blackout Period dated November 17, 2004 to Directors and Executive Officers of Energy West, Incorporated

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENERGY WEST, INCORPORATED

                                   By:  /s/ Tim A. Good
                                       -----------------------------------------
                                        Tim A. Good
                                        Vice President

Date:  November 17, 2004

                                INDEX TO EXHIBITS

Exhibit
Number     Description
------     -----------

99.1       Notice of Blackout Period dated November 17, 2004 to Directors and Executive Officers of Energy West, Incorporated